                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                         $[1,222,020,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC4


                                  (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                NOVEMBER 18, 2005

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

        PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :                                   FIXED $             2/28 $               3/27 $              5/25 $               OTHER
BELOW 70                              24,448,137          46,959,719            9,407,865           1,150,462                   0
70.01 TO 75                           11,857,034          33,422,751            8,696,272             312,967             441,434
75.01 TO 80                           50,792,457         476,680,116           67,787,432           7,210,059           5,328,603
80.01 TO 85                           23,582,949          75,902,587           23,293,495           1,802,666           1,508,408
85.01 TO 90                           18,882,453         109,754,041           19,685,595           1,264,741           1,425,549
90.01 TO 95                            9,385,803          36,152,504            5,580,200             409,668             260,865
95.01 TO 100                         109,206,465          12,094,723            1,615,532             127,642             197,518
100.01 PLUS

FICO
BELOW 549                             11,741,618          59,113,300           10,605,549             267,006             190,579
550 TO 574                            21,138,215          87,385,415           12,965,756             527,693           2,745,218
575 TO 599                            31,009,002         124,456,331           18,262,216           1,593,031           2,320,754
600 TO 624                            56,977,601         173,380,644           26,981,506           1,777,361           2,238,006
625 TO 649                            54,803,931         155,460,793           25,443,794           2,225,608           1,314,187
650 TO 674                            31,909,714          98,184,238           15,647,162           2,510,777             353,633
675 TO 699                            20,825,926          45,641,737           12,618,384             849,508                   0
700 PLUS                              19,749,291          47,343,983           13,542,024           2,527,222                   0

PROPERTY TYPE:
SINGLE-FAMILY DETACHED               188,237,858         574,183,724           97,790,417           8,162,918           6,040,934
PUD                                   38,065,028         136,659,930           24,204,099           2,216,895           3,121,444
CONDO                                 10,191,031          44,759,905            6,919,406           1,296,575                   0
3+ FAMILY DET.                           707,970           4,549,149            1,471,117                   0                   0
MANUFACTURED HOUSE                             0             124,019              159,805                   0                   0
OTHER                                 10,953,411          30,689,715            5,521,547             601,818                   0

PURPOSE:
PURCHASE                             129,849,179         456,021,799           57,926,790           6,399,870           5,297,245
REFINANCE RATE/TERM                   10,924,749          21,221,084            6,999,949             267,642             169,294
CASH OUT REFI (COF) BELOW  70 LTV     22,749,454          42,239,341            8,589,922           1,150,462                   0
COF WITH  LTV  70.01 TO 75            10,735,590          25,671,032            7,517,737             312,967             272,140
COF WITH  LTV  75.01 TO 80            22,505,874          97,514,650           18,648,644           1,516,299           1,392,917
COF WITH  LTV  80.01 TO 85            20,282,740          53,652,734           18,144,119           1,802,666           1,007,241
COF WITH  LTV  85.01 TO 90            13,340,395          68,881,977           13,937,804             610,531           1,023,540
COF WITH  LTV  90.01 TO 95             3,958,490          21,447,314            4,213,571             217,768                   0
COF WITH  LTV  95.01 TO 100           13,808,827           4,316,511               87,855                   0                   0
COF WITH   LTV  100.01 PLUS
OTHER

OCCUPANCY STATUS:
OWNER OCCUPIED                       245,253,334         778,215,534          130,803,678          12,278,206           8,551,809
2ND HOME                               1,601,861          10,480,375            3,558,818                   0             610,569
INVESTMENT                             1,300,102           2,270,532            1,703,895                   0                   0
OTHER

LOAN BALANCE
BELOW 50,000                          50,719,058           1,590,142              136,913                   0                   0
50,000.01 TO 100,000                  67,590,948          63,062,368            9,008,799             474,541             586,792
100,000.01 TO 150,000                 43,831,010         128,992,128           19,877,006           2,127,786           2,237,940
150,000.01 TO 200,000                 20,888,141         128,426,497           22,224,663           2,475,216           1,551,270
200,000.01 TO 400,000                 54,589,172         359,259,049           59,165,413           6,692,662           4,328,514
400,000.01 TO 500,000                  6,860,890          77,612,695           17,991,861                   0             457,862
500,000.01 TO 600,000                  1,679,839          24,877,052            4,322,290             507,999                   0
600,000.01 TO 1,000,000                1,996,241           7,146,511            3,339,445                   0                   0
1,000,000.01 AND ABOVE

LOAN TERM
>30 YEARS
30 YEARS                             128,107,697         790,966,441          136,066,391          12,278,206           9,162,378
20 YEARS                              28,007,672                   0                    0                   0                   0
15 YEARS                              92,039,928                   0                    0                   0                   0
OTHER

DOCUMENTATION TYPE
FULL DOCUMENTATION                   124,080,539         358,009,350           68,096,258           6,385,221           4,556,860
LIMITED DOCUMENTATION                  7,574,613          20,819,721            3,744,094             522,434                   0
STATED DOCS WITH LTV BELOW 70          7,378,746          21,330,794            3,909,759             491,096                   0
STATED DOCS WITH LTV  70.01 TO 75      3,076,495          16,013,736            3,696,393             312,967             272,140
STATED DOCS WITH LTV   75.01 TO 80    22,253,317         282,683,762           39,662,265           3,631,567           2,145,696
STATED DOCS WITH LTV   80.01 TO 85     4,636,457          33,867,242            8,398,558             549,320           1,211,883
STATED DOCS WITH LTV   85.01 TO 90     3,810,443          41,043,369            7,322,260                   0             660,038
STATED DOCS WITH LTV   90.01 TO 95     4,843,380          13,786,039              808,405                   0             260,865
STATED DOCS WITH LTV   95.01 TO 100   69,772,016             877,894                    0                   0              54,895
STATED DOCS WITH LTV ABOVE 100.01
OTHER                                    729,291           2,534,535              428,400             385,600                   0

LIEN STATUS
1ST LIEN                             134,956,684         790,966,441          136,066,391          12,278,206           9,162,378
SECOND LIENS WITH LTV BELOW  85           77,431                   0                    0                   0                   0
SECOND LIENS WITH LTV  85.01 TO 90     1,412,351                   0                    0                   0                   0
SECOND LIENS WITH LTV  90.01 TO 95     4,486,247                   0                    0                   0                   0
SECOND LIENS WITH LTV  95.01 TO 100  107,222,585                   0                    0                   0                   0
SECOND LIENS WITH LTV  ABOVE 100.01

INTEREST ONLY
DOLLAR OF MORTGAGE TYPE                9,572,793         361,662,002           65,259,595           6,797,001                   0
AVE. FICO                                    650                 636                  645                 669                   0
AVE. LTV                                   79.43               80.78                80.91               81.32                   0
% STATED DOCS                              42.79               59.45                48.75               36.95                   0
% FULL DOCS                                45.53               37.14                46.33               52.08                   0

MH STRATIFICATION:
Total Balance                           283,825
% Pool Balance                             0.02%
Ave. FICO                                   622
Ave. LTV                                  83.34
% Full Docs                                 56%

SILENT SECONDS STRATIFICATION:
Total Balance                       550,745,348
% Pool Balance                            46.02%
Ave. FICO                                   643
Ave. LTV                                  80.21
% Full Docs                              38.01%

SECOND LIEN STRATIFICATION:
Total Balance                       113,198,614
% Pool Balance                             9.46%
Ave. FICO                                   652
Ave. LTV                                  99.62
% Full Docs                              32.46%

LTV ABOVE 90 STRATIFICATION:
Total Balance                       175,030,921
% Pool Balance                            14.63%
Ave. FICO                                   640
Ave. LTV                                  98.35
% Full Docs                              46.35%